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                                                                    Exhibit 99.1


                         SpeedFam International, Inc.

                              Indemnity Agreement

     This Indemnity Agreement is entered into on this 29th day of January, 1997, between SpeedFam International, Inc. (the "Company") and the shareholder of the Company named on the signature page hereof (the "Selling Shareholder").

     Whereas, The Company has filed with the Securities and Exchange Commission a Registration Statement on Form S-3, File No. 333-20679 (the "Registration Statement"), covering shares of Common Stock to be sold by the Company and certain selling shareholders of the Company (collectively, the "Selling Shareholders");

     Whereas, The Company and the Selling Shareholders propose to enter into an Underwriting Agreement with Lehman Brothers Inc., Alex. Brown & Sons Incorporated and Needham & Company, Inc. (as "Representatives" of the Underwriters) pursuant to which the shares of Common Stock registered pursuant to the Registration Statement will be sold by the Company and the Selling Shareholders;

     Whereas, The Company believes that it is in the best interest of the Company that any shares of Common Stock proposed to be sold by the Selling Shareholders be included in the Registration Statement, and for other good and valuable consideration;

     The Company and the Selling Shareholder hereby agree to the following:

     The Company shall indemnify and hold harmless the Selling Shareholder and any person controlling such Selling Shareholder from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Common Stock), to which the Selling Shareholder may become subject, under the Securities Act of 1933, as amended, (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the prospectus or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any preliminary prospectus, the Registration Statement or the prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Selling Shareholder promptly upon demand for any legal or other expenses reasonably incurred by the Selling Shareholder in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred;
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     The Selling Shareholder shall indemnify and hold harmless the Company, its officers and employees, and each person, if any, who controls the Company within the meaning of the Securities Act and the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Common Stock), to which the Company, officer, employee or controlling person may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the prospectus or in any amendment or supplement thereto, but only with reference to information relating to the Selling Shareholder furnished in writing by or on behalf of the Selling Shareholder expressly for use in the Registration Statement or prospectus, or
(ii) the omission or alleged omission to state in any preliminary prospectus, Registration Statement or the prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to the Selling Shareholder furnished in writing by or on behalf of the Selling Shareholder expressly for use in the Registration Statement or prospectus, and shall reimburse the Company, its officers and employees and each such controlling person for any legal or other expenses reasonably incurred by the Company, its officers and employees or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Selling Shareholder shall not be liable for losses or claims exceeding the proceeds received by the Selling Shareholder from the sale of Common Stock upon the consummation of the sale contemplated in the Underwriting Agreement.

     Promptly after receipt by an indemnified party of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party, notify the indemnifying party in writing of the claim of the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may otherwise have to an indemnified party. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party, the indemnifying party shall be entitled to participate therein and to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent

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includes an unconditional release of the indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but it settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

     If the indemnification provided for in this Agreement shall for any reason be unavailable to or insufficient to hold harmless an indemnified party in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to herein, then the indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof in such proportion as is appropriate to reflect the relative fault of the Company and the Selling Shareholder, respectively, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholder, the interest of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Selling Shareholder agree that it would not be just and equitable if contributions pursuant to this Agreement were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Agreement shall be deemed to include any legal of other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions herein, the Selling Shareholder shall not be required to contribute any amount in excess of the amount by which the proceeds received by the Selling Shareholder from the sale of the shares of Common Stock exceeds the amount of any damages which such Selling Shareholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act or the Exchange Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     The respective indemnities of the Company and the Selling Shareholder contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Common Stock and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

     This Agreement shall be governed by and construed in accordance with the laws of Illinois.

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     This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

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